THE CHINA FUND, INC. (CHN) MONTHLY INSIGHT

AT OCTOBER 31, 2011

IN BRIEF
Net asset value per share	US$28.99
Market price	US$25.88
Premium/(discount)	(10.73%)
Fund size	US$660.4m

Source: State Street Bank and Trust Company.

At October 31, 2011		US$ return
	China Fund	MSCI Golden
	NAV	Dragon*
	%	%
One month	8.7	12.0
Year to date	(17.9)	(13.0)
One year	(9.7)	(10.3)
Three years % pa	25.4	20.3

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.
NAV performance. *Source for index data: MSCI.

FUND MANAGER
Shifeng Ke

MANAGER’S COMMENTARY

Encouraged by apparent progress at the eurozone’s debt summit and the first intimations of selective easing by Beijing, the Chinese stockmarkets rebounded sharply in October, with the Shanghai 180 up 6% and the MSCI Golden Dragon up 12%. The Fund’s NAV grew 8.7%, helped by strong performance from the oversold stocks that we added in August and September.

One positive event was the celebration on both sides of the Taiwan straits of the 100th anniversary of the 1911 revolution that ended imperial rule. The two sides continue to differ in their interpretation of the Three Principles of People (nationalism, livelihood and democracy), and Dr Sun Yat-sen’s dream of national reunification and rejuvenation is still a distant goal. However, mainland China and Taiwan agreed to cooperate more closely on nuclear safety and preparedness in the wake of the Japanese disaster in March. Taiwan’s President Ma also expressed his wish to sign a peace agreement with the mainland within ten years.

It appears that the Chinese economy is achieving a soft landing. Gross domestic product (GDP) grew 9.1% from a year ago in the third quarter of the year, a deceleration from the 9.7% expansion in the first quarter of the year and 9.5% in the second. Despite the drag from weaker exports, industrial production picked up from 13.5% year on year in August to 13.8% last month. Fixed-asset investment growth came in at 24.9% year on year in the first nine months of the year, down slightly from 25% in the first eight months. Retail sales provided a positive surprise, rising 17.7% year on year in September, faster than the 17% growth in August, bolstered by sales of cars, food and drink, household appliances and construction materials. Power generation rebounded in September too, up 11.5% year on year. Inflationary pressures eased marginally in September, with the consumer price index (CPI) rising 6.1% year on year, down from 6.2% a month earlier. The key driver of CPI remains food prices, which surged 13.4% year on year. These days, it seems more useful when seeking to predict the trend in inflation to talk to a pig breeder than an economist (the former tells me that pig prices will fall after Chinese New Year). In Taiwan, September’s export orders were weak, down 1.3% month on  month, but inflation remains low with the CPI climbing only 1.3% in August. The unemployment rate edged down to 4.3% in September.

During Chinese Premier Wen Jiabao’s visit to Tianjin, he indicated that the central government would ‘fine-tune and preemptively adjust policies at a proper time and by a suitable degree’. Accordingly, the State Council decided to allow four local governments – Shanghai, Shenzhen, Zhejiang province and Guangdong province – to issue bonds independently, with the Ministry of Finance repaying the principal and interest. In addition, the central government is set to launch a trial value-added tax for business next year, to eventually replace the existing business tax regime. This is seen as indicating that the leadership wants to support growth by easing the tax burden on business. We expect that these signals of selective easing sent by the top leadership will support a stockmarket rebound into the year-end.

Source: Martin Currie Investment Management.

INVESTMENT STRATEGY

The Fund is 92.9% invested with holdings in 56 companies. Although macro stories on China tend to carry a negative tone at the moment, our recent company visits have been generally positive. We are, of course, guilty of selection bias, in that our portfolio is skewed to domestic consumption stories and has little exposure to property or commodity stocks.

During the month, we continued to realize losses from stub positions in Far East Energy and Yorkey Optical. We also took more profits in Hsu Fu Chi International, whose proposed acquisition by Nestlé is still awaiting approval by the Chinese Ministry of Commerce. Having invested in Wumart Stores, Beijing’s largest supermarket operator, for many years, we decided to take some profits, as its decision to develop an investment-finance company may worry investors.

Shifeng Ke, Martin Currie Inc*

MONTHLY INSIGHT

FUND DETAILS

Market cap	US$589.6m
Shares outstanding	22,781,762
Exchange listed	NYSE
Listing date	July 10, 1992
Listing and direct investment manager	Martin Currie Inc

Source: State Street Bank and Trust Company.

ASSET ALLOCATION

Source: State Street Bank and Trust Company

INDUSTRY ALLOCATION

	The China Fund, Inc %	MSCI Golden Dragon %
Healthcare	23.4	0.4
Consumer discretionary	17.0	6.9
Financials	14.6	34.4
Consumer staples	13.5	3.3
Information technology	9.3	19.2
Industrials	4.9	6.8
Utilities	3.7	4.2
Telecommunications	3.4	8.1
Materials	2.7	7.3
Energy	0.4	9.4
Other assets & liabilities	7.1	—

Source: State Street Bank and Trust Company. Source for index data: MSCI

PERFORMANCE	(US$ RETURNS)
	NAV %	Market price %
One month	8.7	12.5
Year to date	(17.9)	(20.4)
Three years % pa	25.4	24.4

Past performance is not a guide to future returns.
Three year returns are annualized.
Source: State Street Bank and Trust Company

15 LARGEST HOLDINGS (50.4%)		Fund %

China Medical System Holdings	Healthcare	10.2
Hand Enterprise Solutions	Information technology	5.2
Ping An Insurance	Financials	3.6
FamilyMart	Consumer discretionary	3.1
Wumart Stores	Consumer discretionary	3.0
Shandong Weigao Group	Healthcare	2.9
ENN Energy	Utilities	2.8
Far Eastern Department Stores	Consumer discretionary	2.8
China Bright	Healthcare	2.5
Sinopharm Group	Healthcare	2.5
Zong Su Foods	Consumer staples	2.4
Huiyin Household Appliances	Consumer discretionary	2.4
China Mobile	Telecommunications	2.4
Ruentex Development Co	Financials	2.3
Uni-President Enterprises Corp.	Consumer staples	2.3

*Martin Currie Ltd and Heartland Capital Management Ltd (‘HCML’) established MC China Ltd (‘MCCL’), as a joint venture company, to provide investment consultancy services to the range of China investment products managed by Marin Currie and its affiliates. HCML seconded Shifeng Ke to Martin Currie Inc. and its affiliates, on a full time basis. Effective November 7, 2011, Martin Currie’s interest in MCCL terminated and Shifeng Ke ceased to be the lead manager of the Fund. At that time, Martin Currie Inc entered into an interim investment advisory agreement with the Fund and also entered into an interim sub-advisory agreement with APS Asset Management Pte Ltd for management of the Fund’s portfolio.

The Fund announced that its Board of Directors has commenced a process to review investment manager alternatives for the Fund.

For further information please go to www.chinafundinc.com.

DIRECT INVESTMENTS (4.9%)		Fund %

China Bright	Healthcare	2.5
Zong Su Foods	Consumer staples	2.4
China Silicon	Information technology	0.0
Hand Enterprise Solutions (preferred)	Information technology	0.0

Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)					(US$ returns)

	One month	Three months	Calendar year	One year	Three years	Five years	Since launch
	%	%	to date %	%	% pa	% pa	% pa
The China Fund, Inc.	8.7	(14.3)	(17.9)	(9.7)	25.4	15.7	11.3
MSCI Golden Dragon	12.0	(12.8)	(13.0)	(10.3)	20.3	6.2	n/a
Hang Seng Chinese Enterprise	18.2	(14.7)	(17.1)	(20.3)	16.7	7.1	n/a
Shanghai Stock Exchange 180	6.0	(6.9)	(9.3)	(15.4)	17.9	16.0	n/a

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date July 10, 1992. Three, five year and since launch returns are all annualized. Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2011 Bloomberg LP for the Hang Seng China Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE

Past performance is not a guide to future returns.
Source: Martin Currie Inc as at October 31, 2011.

MONTHLY INSIGHT

THE CHINA FUND INC. PREMIUM/DISCOUNT

Past performance is not a guide to future returns.
Source: Martin Currie Inc as at October 31, 2011.

10 YEAR DIVIDEND HISTORY CHART

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Total	0.00	0.13	0.21	1.78	3.58	2.51	4.01	12.12	5.82	0.26	2.27
Income	0.00	0.13	0.06	0.07	0.20	0.22	0.30	0.28	0.48	0.26	0.37
Long-term capital	0.00	0.00	0.00	0.67	3.27	2.29	2.73	9.00	5.34	0.00	1.90
Short-term capital	0.00	0.00	0.15	1.04	0.11	0.00	0.98	2.84	0.00	0.00	0.00

Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

Sector	Company (BBG ticker)	Price	Holding	Value US$	% of portfolio

HONG KONG H					21.2
China Medical System Holdings	867 HK	HK$5.8	90,442,200	$66,972,653	10.1
Wumart Stores	1025 HK	HK$15.8	9,699,750	$19,611,858	3.0
Shandong Weigao Group Medical Polymer	1066 HK	HK$8.2	18,352,000	$19,332,822	2.9
Sinopharm Group	1099 HK	HK$21.4	6,056,800	$16,497,272	2.5
ZTE Corp.	763 HK	HK$22.5	2,250,826	$6,507,540	1.0
Asian Citrus Holdings	73 HK	HK$5.4	9,120,000	$6,377,540	1.0
Fook Woo	923 HK	HK$1.5	25,314,000	$4,857,419	0.7
TAIWAN					19.4
FamilyMart	5903 TT	NT$135.0	4,501,652	$20,312,956	3.1
Far Eastern Department Stores	2903 TT	NT$46.4	11,922,460	$18,490,612	2.8
Ruentex Development Co	9945 TT	NT$36.3	12,694,000	$15,380,624	2.3
Uni-President Enterprises Corp.	1216 TT	NT$41.8	10,625,335	$14,845,210	2.3
Chinatrust Financial	2891 TT	NT$20.0	18,788,646	$12,528,695	1.9
Yuanta Financial Holdings	2885 TT	NT$17.3	19,305,684	$11,131,193	1.7
China Metal Products	1532 TT	NT$24.3	12,420,374	$10,067,320	1.5
KGI Securities	6008 TT	NT$12.8	17,321,078	$7,381,635	1.1
Fubon Financial Holdings	2881 TT	NT$35.7	5,454,608	$6,499,658	1.0
Test-Rite International	2908 TT	NT$22.1	8,457,000	$6,232,932	0.9
Taiwan Life 4percent Conv Bond*	n/a	NT$81.5	200,000,000	$5,446,821	0.8
HONG KONG					17.7
Enn Energy	2688 HK	HK$28.4	5,084,000	$18,594,411	2.8
Huiyin Household Appliances	1280 HK	HK$0.8	160,413,750	$15,907,094	2.4
China Mobile	941 HK	HK$74.7	1,636,500	$15,732,740	2.4
Ajisen China Holdings	538 HK	HK$11.2	6,945,000	$10,017,257	1.5
Ports Design	589 HK	HK$14.0	4,549,500	$8,226,012	1.3
Natural Beauty Bio-Technology	157 HK	HK$1.2	47,710,000	$7,311,642	1.1
Tencent Holdings	700 HK	HK$183.1	291,000	$6,828,100	1.0
Shangri-La Asia	69 HK	HK$15.8	3,316,683	$6,731,606	1.0
Far East Horizon	3360 HK	HK$5.8	7,898,000	$5,889,172	0.9
China Water Affairs	855 HK	HK$2.3	19,976,000	$5,788,281	0.9
China Innovationpay Group	8083 HK	HK$0.3	146,000,000	$4,794,591	0.7
China Shineway Pharmaceutical Group	2877 HK	HK$11.0	3,041,000	$4,307,920	0.7
Golden Meditech Co	801 HK	HK$0.9	35,040,000	$4,061,301	0.6
Chaoda Modern Agriculture (Holdings)	682 HK	HK$0.8	26,651,357	$2,831,599	0.4
FUJI Food & Catering Services	1175 HK	HK$0.0	5,462,000	$0.0	0.0
EQUITY LINKED SECURITIES (‘A’ SHARES)					14.4
Ping An Insurance	n/a	US$6.1	3,870,559	$23,558,707	3.6
Wuliangye Yibin	n/a	US$5.8	2,334,507	$13,477,573	2.0
Shanghai Qiangsheng	n/a	US$0.9	10,482,652	$9,781,761	1.5
Zhejiang China Commodities City Group	n/a	US$1.5	5,543,940	$8,426,789	1.3
Tangshan Jidong Cement	n/a	US$2.8	2,837,087	$8,027,844	1.2
Suning Appliance	n/a	US$1.7	4,607,872	$7,796,519	1.2
Jiangsu Yuyue Medical Equipment	n/a	US$3.8	1,936,000	$7,326,755	1.1
Shanghai Yuyuan Tourist	n/a	US$1.6	4,293,036	$6,714,939	1.0
Qinghai Salt Lake Potash	n/a	US$6.6	814,450	$5,350,720	0.8
China Railway Construction Group	n/a	US$0.7	6,582,600	$4,752,052	0.7
USA					6.1
WuXi PharmaTech Cayman	WX US	US$12.4	883,490	$10,981,781	1.7
Hollysys Automation Technologies	HOLI US	US$8.7	925,700	$8,053,590	1.2
Mindray Medical International	MR US	US$27.3	291,700	$7,963,410	1.2
VanceInfo Technologies	VIT US	US$11.6	474,800	$5,512,428	0.8
China New Borun Corp.	BORN US	US$4.4	1,202,859	$5,232,437	0.8
Far East Energy	FEEC US	US$0.2	13,775,173	$2,410,655	0.4

MONTHLY INSIGHT

Sector	Company (BBG ticker)	Price	Holding	Value US$	% of portfolio
CHINA ‘A’ SHARE					5.2
Hand Enterprise Solutions	300170 CH	Rmb19.2	11,238,137	$33,935,994	5.2
DIRECT					4.9
China Bright	n/a	HK$8.7	14,665,617	$16,507,082	2.5
Zong Su Foods	n/a	US$5,977.0	2,677	$16,000,429	2.4
China Silicon Corp.	n/a	US$0.0	2,329,281	$0	0.0
Hand Enterprise Solutions (preferred)	n/a	US$0.0	500,000	$0	0.0
SINGAPORE					4.0
Hsu Fu Chi International	HFCI SP	SG$4.1	3,611,084	$11,857,119	1.8
China Fishery Group	CFG SP	SG$1.1	13,594,872	$11,675,711	1.8
CDW Holding	CDW SP	SG$0.1	48,182,000	$2,963,980	0.4
OTHER ASSETS & LIABILITIES				$46,554,832	7.1

INDEX DESCRIPTIONS

MSCI Golden Dragon Index

The MSCI Golden Dragon is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.

Hang Seng China Enterprise Index

The Hang Seng China Enterprise Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in Hans Seng Mainland China index.

Shanghai Stock Exchange 180 Index

The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalization-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to this policy.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

The Fund is classified as a 'non-diversified' investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment.  Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid   rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

–
 At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests   in the People's Republic of China (PRC) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of   Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from   time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which   they represent.

–
During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced   by the recently announced changes. The Fund's operations and financial results could be adversely affected by adjustments in the PRC's state plans, political, economic and   social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to   control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

–
PRC's disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD)   countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

–
The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are   small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid,   subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund's NAV.

–
The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US   dollars will result in a corresponding change in the US dollar NAV.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the   restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid.   Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets   may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252  Fax: 44 (0) 131 228 5959  www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA  Tel: (1) 212 258 1900  Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.